UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2011 (May 27, 2011)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07    Submission of Matters to a Vote of Security Holders

Zions Bancorporation (the “Company”) held its Annual Meeting of the Stockholders on May 27, 2011. At the meeting, stockholders elected six directors for the term of one year;  ratified the appointment of Ernst & Young LLP as the Company’s independent auditor; approved, on a nonbinding advisory basis, the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2010; voted against a shareholder proposal that the Board adopt a policy requiring the Board to review and determine whether to clawback incentive compensation paid to senior executives over the past five years.

The results were as follows:

1. Election of six (6) director nominees for a one-year term.

Director	Vote For	% For (not including abstentions and broker non-votes)	Against	% Against (not including abstentions and broker non-votes)	Abstentions / Broker Non-Votes
Jerry C. Atkin	133,309,529	98.4%	2,118,336	1.6%	19,264,740
Roger B. Porter	132,894,154	98.1%	2,538,484	1.9%	19,259,968
Stephen D. Quinn	133,732,574	98.8%	1,689,876	1.2%	19,270,155
L. E. Simmons	132,177,879	97.6%	3,268,886	2.4%	19,245,840
Shelley Thomas Williams	133,084,786	98.3%	2,297,727	1.7%	19,310,092
Steven C. Wheelwright	133,873,659	98.9%	1,553,227	1.1%	19,265,719

2. Ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit the Company’s financial statements for the current fiscal year.

Vote For	% For (not including abstentions and broker non-votes)	Vote Against	% Against (not including abstentions and broker non-votes)	Abstentions / Broker Non-Votes
153,592,870	99.4%	994,407	0.6%	105,328

3. Approval, on a nonbinding advisory basis, of the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2010.

Vote For	% For (not including abstentions and broker non-votes)	Vote Against	% Against (not including abstentions and broker non-votes)	Abstentions / Broker Non-Votes
130,435,587	96.4%	4,862,129	3.6%	19,394,889

4. Shareholder proposal that the Board of Directors adopt a policy to review and determine whether to seek recoupment of bonuses and other incentive compensation.

Vote For	% For (not including abstentions and broker non-votes)	Vote Against	% Against (not including abstentions and broker non-votes)	Abstentions / Broker Non-Votes
47,152,734	35.6%	85,146,690	64.4%	22,393,181

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: June 2, 2011	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel